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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  _____________

                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report:           February 13, 1996

Date of earliest
  event reported:         February 8, 1996



                              Chrysler Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Delaware                 1-9161                     38-2673623
-------------        ----------------------        ------------------
(State of           (Commission File Number)         (IRS Employer
incorporation)                                     Identification No.)


1000 Chrysler Drive, Auburn Hills, Michigan            48326-2766
-------------------------------------------        ------------------
  (Address of principal executive offices)             (Zip Code)


                               (810) 512-5420
          ---------------------------------------------------------
            (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.


          On February 8, 1996, the Board of Directors of Chrysler Corporation, a Delaware corporation (the "Company"), amended its Amended and Restated Rights Agreement, dated as of December 14, 1990, as amended by Amendment No. 1, dated as of December 1, 1994 (the "Rights Agreement"), by entering into Amendment No. 2, dated as of February 8, 1996 ("Amendment No.2"), with First Chicago Trust Company of New York. Capitalized terms used hereinafter and not otherwise defined have the meanings ascribed to them in the Rights Agreement.

          The Rights Agreement has been amended to provide that a "Qualifying Offer" will be exempt from the operation of the Rights Agreement. A "Qualifying Offer" is defined in Amendment No. 2 as an all-cash, fully-financed tender offer for all outstanding shares of the Company which is kept open for not less than 60 business days. A Qualifying Offer would also have to be accompanied by a written fairness opinion, addressed to the shareholders, of a nationally recognized investment banking firm. Certain other requirements of a Qualifying Offer are set forth in Amendment No. 2.

          A copy of Amendment No. 2 is attached hereto as Exhibit 2 and is incorporated herein by reference. The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         1. Amendment No. 2, dated as of February 8, 1996, to the Amended and Restated Rights Agreement, dated as of December 14, 1990, as amended by Amendment No. 1, dated as of December 1, 1994, between the Company and First Chicago Trust Company of New York.
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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHRYSLER CORPORATION
                                     (Registrant)



                                     By: /s/ William J. O'Brien
                                        -----------------------
                                        William J. O'Brien
                                        Vice President, General
                                          Counsel and Secretary



Date:  February 13, 1996
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                                 EXHIBIT INDEX


    Exhibit No.                   Description
    -----------                   -----------
       99.1               Amendment No. 2, dated as
                          of February 8, 1996, to
                          the Amended and Restated
                          Rights Agreement, dated
                          as of December 14, 1990,
                          as amended by Amendment
                          No. 1, dated as of
                          December 1, 1994, between
                          the Company and First
                          Chicago Trust Company of
                          New York.